RiverPark Funds Trust

Supplement dated July 21, 2015 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated January 28, 2015.

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The RiverPark/Gargoyle Hedged Value Fund is no longer available for sale.

On June 26, 2015, the shareholders approved an Agreement and Plan of Reorganization (“Reorganization”) providing for the transfer of all of the assets of the RiverPark/Gargoyle Hedged Value Fund (“RiverPark/Gargoyle”) to, and the assumption of all liabilities of RiverPark/Gargoyle by, the TCW/Gargoyle Hedged Value Fund (“TCW Fund”), a series of TCW Alternative Funds, in exchange for shares of the TCW Fund, which would be distributed by RiverPark/Gargoyle to its shareholders pro rata, based on the net assets of the holders’ respective RiverPark/Gargoyle shares, in complete liquidation of RiverPark/Gargoyle.

The Reorganization has now been completed and shareholders of RiverPark/Gargoyle have received shares of the TCW Fund equal in value to the shares of RiverPark/Gargoyle held by the shareholders prior to the Reorganization.  The effect of the Reorganization is that RiverPark/Gargoyle shareholders became shareholders of the TCW Fund. The Reorganization shifted management oversight responsibility for RiverPark/Gargoyle to TCW Investment Management Company while retaining Gargoyle Investment Advisor, LLC, as the sub-adviser, and the current RiverPark/Gargoyle portfolio managers as the portfolio managers of the TCW Fund.  The Reorganization qualified as a tax-free transaction for federal income tax purposes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RPF-SK-017-0100